UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2016

Willis Towers Watson Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	000-16503	98-0352587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited,

51 Lime Street, London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) 44-20-3124-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 19, 2016, Trinity Acquisition plc, a company organized under the laws of England and Wales (the “Issuer”), priced an offering of €540,000,000 million aggregate principal amount of the Issuer’s 2.125% Senior Notes due 2022 (the “Notes”). The Notes will be fully and unconditionally guaranteed by Willis Towers Watson Public Limited Company, an Irish public limited company and parent company of the Issuer (without any of its consolidated subsidiaries, the “Parent”), Willis Towers Watson Sub Holdings Limited, a company organized under the laws of Ireland, Willis Netherlands Holdings B.V. a company organized under the laws of the Netherlands, Willis Investment UK Holdings Limited, TA I Limited and Willis Group Limited, companies organized under the laws of England and Wales, WTW Bermuda Holdings Ltd., a company organized under the laws of Bermuda, and Willis North America Inc., a Delaware corporation (collectively, the “Guarantors”).

The Notes were sold in a public offering pursuant to a Registration Statement on Form S-3 (File No. 333-210094) and a related prospectus and prospectus supplement filed with the Securities and Exchange Commission. We expect the offering to close on May 26, 2016, subject to the satisfaction of customary closing conditions

The Issuer and the Guarantors entered into an underwriting agreement, dated May 19, 2016 (the “Underwriting Agreement”), with Barclays Bank PLC, HSBC Bank plc and Wells Fargo Securities International Limited, as the representatives of the several underwriters named therein, in connection with the issuance and sale of the Notes and the related guarantees. In connection with the offering of the Notes, Parent is filing as Exhibit 1.1 hereto the Underwriting Agreement. Such exhibit is incorporated by reference into the Registration Statement.

We expect the net proceeds from this offering, after deducting underwriter discounts and commissions and estimated offering expenses, will be €535,404,650. We intend to use the net proceeds of this offering, together with existing cash resources, to repay €544 million of tranche A term loans under our Parent’s bridge loan facility and related accrued interest.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 19, 2016, among Trinity Acquisition plc, as issuer, the guarantors named therein and Barclays Bank PLC, HSBC Bank plc and Wells Fargo Securities International Limited, as representatives of the several underwriters named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2016	WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

	By:	/s/ Roger Millay
Roger Millay
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 19, 2016, among Trinity Acquisition plc, as issuer, the guarantors named therein and Barclays Bank PLC, HSBC Bank plc and Wells Fargo Securities International Limited, as representatives of the several underwriters named therein.

4